Exhibit 10.4.3

Confidential portions of this document have been omitted and filed separately with the Commission. The omitted portions have been marked as follows: “***”.

CONFIDENTIAL

THIRD AMENDMENT TO DISTRIBUTION AGREEMENT

        This Third Amendment to Distribution Agreement (this “Amendment”), dated as of April 13th, 2004, is by and between Par Pharmaceutical, Inc., a Delaware corporation (successor by merger to Par Pharmaceutical, Inc., a New Jersey corporation) (“Par”), and Quintiles Ireland Limited, a company incorporated in the Republics of Ireland (“Quintiles”).

        WHEREAS, Par and Bioglan Pharma, Inc., a Delaware corporation (“Bioglan”), have entered into that certain Distribution Agreement, dated as of December 27, 2000 (the “Original Agreement”), relating to the supply and distribution of doxycycline;

        WHEREAS, Par, Quintiles and Bioglan have entered into that certain Assignment of Distribution Agreement (the “Assignment”), pursuant to which, among other matters, (i) Bioglan assigned all of its right, title and interest in and to the Original Agreement to Quintiles, (ii) Quintiles assumed certain obligations of Bioglan under the Original Agreement, (iii) Par consented to the foregoing assignment and assumption and (iv) the parties amended certain provisions of the Original Agreement, all as set forth therein;

        WHEREAS, Par and Quintiles have entered into that certain Second Amendment to Distribution Agreement and First Amendment to Assignment of Distribution Agreement (the “Second Amendment”), pursuant to which Par and Quintiles amended the Assignment and further amended the Original Agreement, all as set forth therein (the Original Agreement, as amended by the Assignment and the Second Amendment, is hereinafter referred to as the “Agreement”); and

        WHEREAS, Par and Quintiles now desire to amend further certain terms of the Agreement, all as set forth herein.

        NOW, THEREFORE, in consideration of the mutual covenants contained herein, Par and Quintiles hereby agree as follows:

1.     Amendment of the Agreement.

        (a) Par and Quintiles hereby amend Section 1.4 of the Agreement by deleting the fifth sentence thereof in its entirety and replacing it with the following:

Where Quintiles’s net sales of the Tablets *** (each as defined below, if any) supplied by Par, at the end of any calendar year following December 31, 2003, are less than *** in the aggregate for such year, for reasons other than Par’s failure to supply Product in accordance with the terms and conditions of this Agreement, Par shall have the right to manufacture and distribute a generic version of the Tablets ***, as the case may be, which is in the same dosage form, has the same active ingredient, has the same strength and is for the same indication as the Tablets ***, as the case may be.

        (b) Par and Quintiles hereby amend the Agreement by inserting, after Section 2.3 thereof, the following new Sections 2.4 and 2.5:

2.4	***:

(a)	***

(b)	***

(c)	***

2

***

2.5	***:

(a)	***

(b)	***

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***

(c)	***

        (c) Par and Quintiles hereby amend Section 5.1(a) of the Agreement by inserting, between the fifth and sixth sentences thereof, the following:

***

        (d) Par and Quintiles hereby amend Section 5.1(c) of the Agreement by deleting the third sentence of Section 5.1(c) in its entirety and replacing it with the following sentence:

“Thereafter, the price for Product to be used by Quintiles as samples, including *** to be used as samples, shall equal the sum of Par’s aggregate direct costs, out-of pocket costs and documented raw material costs for such Product.”

        (e) Par and Quintiles hereby amend Section 5.3 of the Agreement by deleting Section 5.3 in its entirety and replacing it with the following:

“As additional consideration for the Tablets, Quintiles shall pay to Par ***, and as additional consideration for *** Quintiles shall pay to Par ***, of the net sales (gross sales less returns and allowances other than allowances for bad debts or doubtful accounts) by Quintiles and its affiliates of Tablets ***, as the case may be, to unrelated third-party customers, which additional consideration shall be paid to Par as part of the purchase price for the Tablets *** sold and shall not be treated as a royalty or similar payment.”

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        (f) Except as expressly modified hereby, the Agreement remains in full force and effect.

2.      Noncontravention. Each party hereto severally represents and warrants that the execution and delivery by it of this Amendment and the performance by it of its obligations under the Agreement, as amended hereby, do not and will not (with or without the giving of notice or the passage of time) (a) contravene or conflict with or constitute a violation of any provision of law applicable to it or its properties, assets or activities, (b) result in the creation or imposition of any lien upon any of its properties or assets or (c) constitute a default or breach under or a violation of, or give rise to any right of termination, cancellation or acceleration of, any material contract or agreement to which it is a party or is otherwise bound.

3.      Governing Law/Counterparts. This Amendment shall be deemed to have been made under, and shall be governed by, the laws of the State of New York. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute a single agreement.

        IN WITNESS WHEREOF, this Amendment has been executed as of the date set forth above by a duly authorized representative of the parties hereto.

PAR PHARMACEUTICAL, INC.
By:	/s/ Michael Graves Name: Michael Graves Title: Vice President of Marketing and Business Development

QUINTILES IRELAND LIMITED
By:	/s/ John Vaughan Name: John Vaughan Title: Acting Managing Director Q Products Division

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